UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549
_______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): May 22, 2025
_______________________
MERITAGE HOMES CORPORATION
(Exact Name of Registrant as Specified in its Charter)

Maryland	1-9977	86-0611231
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

18655 North Claret Drive, Suite 400, Scottsdale, Arizona 85255
(Address of Principal Executive Offices, including Zip Code)
(480) 515-8100
(Registrant’s telephone number, including area code)
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $.01 par value	MTH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

ITEM 5.03    AMENDMENTS TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR.

On May 22, 2025, Meritage Homes Corporation's (the "Company") Board of Directors adopted conforming amendments to the Company’s Amended and Restated Bylaws to reflect the declassification of the Board of Directors pursuant to the Amendment to its Articles of Incorporation that was approved by the Company’s stockholders at the Annual Meeting of Stockholders on May 22, 2025. A copy of the Amended and Restated Bylaws, marked to show the conforming changes for the declassification of the Board of Directors, is filed with this Form 8-K as Exhibit 3.1.

ITEM 5.07    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On May 22, 2025, the Company held its Annual Meeting of Stockholders at 8:00 a.m. Pacific Time in a virtual-only format. The following matters were voted upon at the meeting:

Proposal No. 1
The Company’s stockholders elected six individuals to the Board of Directors as Class II Directors and one individual as a Class I Director by the votes set forth in the table below.

Name	Class	Votes For	Votes Against	Abstentions	Broker Non-Votes
Dennis V. Arriola	II	61,257,882	68,138	23,304	3,808,280
Peter L. Ax	II	58,894,061	2,447,976	7,280	3,808,287
Joseph Keough	II	61,320,899	21,165	7,259	3,808,281
Erin Lantz	II	61,320,829	20,796	7,698	3,808,281
Phillippe Lord	II	61,079,877	262,159	7,284	3,808,284
Michael R. Odell	II	59,241,487	2,100,579	7,251	3,808,287
Geisha Williams	I	61,318,533	22,939	7,851	3,808,281

Proposal No. 2
The Company’s stockholders ratified the appointment of Deloitte & Touche LLP as the Company’s independent registered accounting firm for the 2025 fiscal year by the votes set forth in the table below.

Votes For	Votes Against	Abstentions
63,926,522	1,217,956	13,126

Proposal No. 3
The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers by the votes set forth in the table below.

Votes For	Votes Against	Abstentions	Broker Non-Votes
58,537,188	2,795,025	17,110	3,808,281

Proposal No. 4
The Company’s stockholders approved, as set forth below, an amendment to the Company's Restated Articles of Incorporation to Declassify the Board of Directors.

Votes For	Votes Against	Abstentions	Broker Non-Votes
61,286,705	53,206	9,412	3,808,281

Proposal No. 5
The Company’s stockholders approved, as set forth below, a stockholder proposal to support transparency in political spending.

Votes For	Votes Against	Abstentions	Broker Non-Votes
35,405,399	25,771,870	172,053	3,808,282
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d) Exhibits

Exhibit Number	Description
3.1	Meritage Homes Corporation Amended and Restated Bylaws
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: May 22, 2025

MERITAGE HOMES CORPORATION

/s/	Malissia Clinton
By:	Malissia Clinton
Executive Vice President and General Counsel